SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 15, 2018.

MFS® Prudent Investor Fund

Effective March 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager	Since	Title
David Cole	Inception	Investment Officer of MFS
Edward Dearing	March 2018	Investment Officer of MFS
Barnaby Wiener	Inception	Investment Officer of MFS

Effective March 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.

Portfolio Manager	Primary Role	Five Year History
David Cole	Asset Allocation and Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2004
Edward Dearing	Asset Allocation and Equity Securities Portfolio Manager	Employed in the investment area of MFS since September 2014; Associate at Deutsche Bank from August 2013 to September 2014; MBA student at London Business School from September 2011 to July 2013
Barnaby Wiener	Asset Allocation and Equity Securities Portfolio Manager	Employed in the investment area of MFS since 1998

1033529                             1                                     FPP-SUP-I-021518